SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                                (Amendment No. )

|X|   Filed by Registrant

|_|   Filed by a Party other than the Registrant

Check the appropriate box:

|X|   Preliminary Proxy Statement

|_|   Confidential, for use by Commission Only (as permitted by Rule
      14a-6(e)(2))

|_|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant toss.240.14a-12

                               NOVADEL PHARMA INC.
                ------------------------------------------------
                (Name of Registrant As Specified in its Charter)

                                       N/A
       ------------------------------------------------------------------
       (Name of Persons Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

      N/A
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2)    Aggregate number of securities to which transaction applies:

      N/A
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3)    Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

      N/A
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4)    Proposed maximum aggregate value of transaction:

      N/A
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5)    Total fee paid:

      N/A
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      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and date of its filing.

      1)    Amount Previously Paid:

            N/A
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      2)    Form, Schedule or Registration Statement No.:

            N/A
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      3)    Filing Party:

            N/A
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      4)    Date Filed:

            N/A
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

                               NOVADEL PHARMA INC.

                              25 Minneakoning Road

                          Flemington, New Jersey 08822

                                  908-782-3431

                                                              February __, 2004

Dear Fellow Stockholder:

      The 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Novadel Pharma Inc. (the "Company" or "Novadel") will be held at 10:00 a.m. on [Friday], March [19], 2004 at 25 Minneakoning Road, Flemington, New Jersey 08822. Enclosed you will find a formal Notice of Annual Meeting, Proxy Card and Proxy Statement, detailing the matters which will be acted upon. Directors and Officers of the Company will be present to help host the meeting and to respond to any questions from our stockholders. I hope you will be able to attend.

      Please sign, date and return the enclosed Proxy without delay in the enclosed envelope. If you attend the Annual Meeting, you may vote in person, even if you have previously mailed a Proxy, by withdrawing your Proxy and voting at the meeting. Any stockholder giving a Proxy may revoke the same at any time prior to the voting of such Proxy by giving written notice of revocation to the Secretary, by submitting a later dated Proxy or by attending the Annual Meeting and voting in person. The Company's Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ended July 31, 2003 and the Company Quarterly Report on Form 10-QSB for the three month period ended October 31, 2003 accompanies the Proxy Statement. All shares represented by Proxies will be voted at the Annual Meeting in accordance with the specifications marked thereon, or if no specifications are made, (a) as to Proposal 1, the Proxy confers authority to vote "FOR" all of the six persons listed as candidates for a position on the Board of Directors, (b) as to Proposal 2, the Proxy confers authority to vote "FOR" the ratification of J.H. Cohn LLP, as the Company's independent auditors for the fiscal year ending July 31, 2004, (c) as to Proposal 3, the Proxy confers authority to vote "FOR" the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000 (d) as to Proposal 4, the Proxy confers authority to vote "FOR" the amendment of the Company's 1998 Stock Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 1,800,000 shares to 3,400,000 shares, and (e) as to any other business which comes before the Annual Meeting, the Proxy confers authority to vote in the Proxy holder's discretion.

      The Company's Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote "FOR" all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly.

      Thank you for your  investment  and continued  interest in Novadel  Pharma
Inc.

                                        Sincerely,


                                        Gary A. Shangold, M.D.
                                        President and Chief Executive Officer

                               NOVADEL PHARMA INC.

                              25 Minneakoning Road

                          Flemington, New Jersey 08822

                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD FRIDAY MARCH [19], 2004

                              ---------------------

To our Stockholders:

      Notice is hereby given that the 2004 Annual Meeting of Stockholders (the "Annual Meeting") of Novadel Pharma Inc., a Delaware corporation (the "Company" or "Novadel"), will be held at the Company's principal office at 25 Minneakoning Road, Flemington, New Jersey, on [Friday], March [19], 2004 at 10:00 a.m., Eastern Standard Time, for the following purposes:

      1. To elect six Directors to the Board of Directors to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified;

      2. To ratify the appointment of J.H.Cohn LLP, as the Company's independent auditors for the fiscal year ending July 31, 2004;

      3. To amend the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company from 50,000,000 to 100,000,000.

      4. To approve an amendment of the Company's 1998 Stock Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 1,800,000 shares to 3,400,000 shares; and

      5. To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on February 12, 2004, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

      For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company's office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

      Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

      STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS' RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.

                                        By Order of the Board of Directors


                                        Robert F. Schaul, Secretary

February ___, 2004

                               NOVADEL PHARMA INC.

                              25 Minneakoning Road

                          Flemington, New Jersey 08822

                                 PROXY STATEMENT

                       2004 ANNUAL MEETING OF STOCKHOLDERS

      This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors (the "Board of Directors") of Novadel Pharma Inc. (the "Company" or "Novadel") of proxies to be voted at the 2004 Annual Meeting of Stockholders to be held at 10:00 a.m., Eastern Standard Time, on [Friday] March [19], 2004 at the principal office of the Company at 25 Minneakoning Road, Flemington, New Jersey 08822 and at any adjournments thereof (the "Annual Meeting"). The approximate date on which this Proxy Statement and the accompanying form of proxy are first being sent or given to stockholders is [February __, 2004.]. The Annual Meeting has been called to consider and take action on the following proposals: (i) To elect six Directors to the Board of Directors to serve until the 2005 Annual Meeting of Stockholders or until their successors have been duly elected or appointed and qualified; (ii) To ratify the appointment of J.H.Cohn LLP, as the Company's independent auditors for the fiscal year ending July 31, 2004; (iii) To amend the Company's Certificate of Incorporation to increase the number of authorized shares of common stock of the Company from 50,000,000 to 100,000,000; (iv) To approve an amendment of the Company's 1998 Stock Plan to increase the maximum number of shares of the Company's common stock subject to the plan from 1,800,000 shares to 3,400,000 shares; and (v) To consider and take action upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

      The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named in the proxy will vote on such other matters and/or for other nominees in accordance with their best judgment. The Company's Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of common stock, $.001 par value (the "Common Stock"), of the Company at the close of business on February 12, 2004 (the "Record Date") will be entitled to vote at the Annual Meeting.

      The principal executive offices of the Company are located at 25 Minneakoning Road, Flemington, New Jersey 08822 and its telephone number is
(908) 782-3431. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is [February __, 2004.] A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2003 and a copy of the Company's Quarterly Report on Form 10-QSB for the three month period ended October 31, 2003 are enclosed with these materials, but should not be considered proxy solicitation material.

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      As of the Record Date, there were 32,677,642 outstanding shares of Common Stock, each share entitled to one vote on each matter to be voted on at the Annual Meeting. As of the Record Date, the Company had approximately [74] holders of record of Common Stock. Only holders of shares of Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained.

      Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote.

      Amendment of the Company's Certificate of Incorporation to increase the number authorized shares of Common Stock, as described in Proposal 3, requires the affirmative vote of the holders of a majority of the Company's outstanding stock entitled to vote.

      The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the meeting is required for approval of the ratification of the selection of J.H.Cohn LLP, as independent auditors of the Company for the fiscal year 2004 described in Proposal 2 and the amendment to the Company's 1998 Stock Plan described in Proposal 4. For purposes of the vote on the ratification of the selection of J.H.Cohn LLP, as independent auditors of the Company for the fiscal year 2004 described in Proposal 2 and the amendment to the Company's 1998 Stock Plan described in Proposal 4, abstentions will not be counted as votes entitled to be cast on these matters and will have no effect on the result of the vote. "Broker non-votes," which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no effect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 2. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

      The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

      Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournments thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournments thereof, and upon either of such deposits the proxy is revoked.

      ALL  PROXIES  RECEIVED  WILL BE  VOTED  IN  ACCORDANCE  WITH  THE  CHOICES
SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

      Proposals 1, 2, 3 and 4 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder's shares.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      At the Annual Meeting, six individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company's Board of Directors currently consists of seven persons. All of the individuals who are nominated for election to the Board of Directors are existing directors of the Company. Unless a stockholder WITHHOLDS AUTHORITY, a properly signed and dated proxy will be voted "FOR" the election of the persons named below, unless the proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a Director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a Director at the time of the election, unless the stockholder withholds authority from voting, the proxies will be voted "FOR" any nominee who shall be designated by the present Board of Directors to fill such vacancy.

      The name and age of each of the six nominees, his position with the Company, his principal occupation, and the period during which such person has served as a Director are set out below.

Biographical Summaries of Nominees for the Board of Directors

                                                                                                        Director
Name of Nominee                    Age   Position with the Company        Principal Occupation            Since
---------------                    ---   -------------------------        --------------------          --------
Gary A. Shangold, M.D., FACOG      50    President and Chief            President and CEO of the          2003
                                         Executive Officer                       Company

Robert F. Schaul, Esq.             64    Secretary and Director                 Attorney                  1991

                                   64    None                             University Professor            2003
William F. Hamilton, Ph.D

Lawrence J. Kessel, M.D., FACP     50    None                                   Physician                 2003

Mark H. Rachesky, M.D.             44    None                               Investment Broker             2003

Charles Nemeroff, M.D., Ph.D.      54    None                             University Professor            2003

Gary Shangold, M.D., President, Chief Executive Officer and Director. Dr. Shangold joined Novadel in December 2002 and was elected as a director in March 2003. Previously he had been Vice President and Regulatory Head of Drug Development at Johnson & Johnson Pharmaceutical Research and Development, LLC. Before joining the Johnson & Johnson family of companies in 1992, he had been Medical Director of Obstetrics, Gynecology & Infertility at Serono Laboratories, Inc. and had been a member of the faculty of Obstetrics and Gynecology at the University of Chicago's Pritzker School of Medicine from 1983 to 1991. Dr. Shangold also was an Associate Clinical Professor at the Harvard University School of Medicine and a Clinical Associate at Massachusetts General Hospital. Dr. Shangold is a graduate of the University of Pennsylvania and received his M.D. from Columbia University's College of Physicians and Surgeons.

Robert F. Schaul, Esq., Secretary and Director. Mr. Schaul has been a Director of Novadel since November 1991 and was Vice President, Secretary and General Counsel of Novadel from November 1991 to February 1995. He has advised Novadel since its formation. Mr. Schaul is also a part-time Municipal Court Judge for a number of New Jersey municipalities. From 1995 to 1998, Mr. Schaul was Vice President and General Counsel of Landmark Financial Corp. From 1989 to 1991, Mr. Schaul was a partner with the law firm of Glynn, Byrnes and Schaul, and for twenty years prior thereto was an attorney and partner with the law firm Kerby, Cooper, English, Schaul & Garvin, specializing in business law and business related litigation. Mr. Schaul received a BA from New York University in 1961 and a JD from Harvard University in 1964.

William F. Hamilton, Ph.D., Director. Dr. Hamilton was elected to the Board in March 2003. Dr. Hamilton has served on the University of Pennsylvania faculty since 1967, and is the Landau Professor of Management and Technology, and Director of the Jerome Fisher Program in Management and Technology at The Wharton School and the School of Engineering and Applied Science. He serves as a director of Neose Technologies, Inc., a company developing a drug manufacturing process and proprietary drugs. Dr. Hamilton received his B.S. and M.S. in chemical engineering and his M.B.A. from the University of Pennsylvania, and his Ph.D. in applied economics from the London School of Economics. Dr. Hamilton is a member of the Board's Audit Committee and Compensation Committee.

Lawrence Jay Kessel, MD, FACP , Director. Dr. Kessel was elected to the Board in March 2003. He is President of Lawrence J. Kessel, MD & Associates, PC, Dr Kessel is president of a five physician practice specializing in Internal Medicine and Geriatrics since 1984. He graduated Magna Cum Laude with a B.S. degree from the University of Pittsburgh as an honors major in Biology and subsequently graduated with an MD degree from Temple Medical School. He completed a formal residency in Internal Medicine at Abington Memorial Hospital, and is Board Certified in Internal Medicine with added qualification as a diplomat in Geriatric Medicine. He is an active staff attending and Clinical Instructor at Chestnut Hill Hospital (University of Pennsylvania affiliate) and Roxborough Memorial Hospital in Philadelphia, Pennsylvania. Dr. Kessel is a Board Reviewer for the American Board of Internal Medicine, as well as a Fellow of the American College of Physicians. He also serves on the advisory board of Independence Blue Cross and is a Clinical Assistant Professor in the Department of Medicine at Temple University Medical School. Dr. Kessel presently serves as a director to Cypress Biosciences, Inc. of San Diego, California, Keryx Biopharmaceuticals, of New York, New York, and Dor BioPharma, Inc. of Lake Forest, Illinois. Dr. Kessel is a member of the Board's Audit Committee and Compensation Committee.

Mark H. Rachesky, M.D., Director. Dr. Rachesky joined the Board in June 2003. Dr. Rachesky is the founder and President of MHR Fund Management LLC and affiliates, investment managers of various private investment funds that invest in inefficient market sectors, including special situation equities and distressed investments. Dr. Rachesky is currently on the board of directors of Neose Technologies, Inc. a company developing a drug manufacturing process and proprietary drugs. Dr. Rachesky is a graduate of Stanford University School of Medicine, and Stanford University School of Business. Dr. Rachesky graduated from the University of Pennsylvania with a major in Molecular Aspects of Cancer. Dr. Rachesky is a member of the Board's Audit Committee.

Charles Nemeroff, M.D., Ph.D. Dr. Nemeroff joined the Board in September 2003. Dr. Nemeroff has been the Reunette W. Harris Professor and Chairman of the Department of Psychiatry and Behavioral Sciences at the Emory University School of Medicine in Atlanta, Georgia, since 1991. He has served on the Mental Health Advisory Council of the National Institute of Mental Health and the Biomedical Research Council for NASA. Dr. Nemeroff is a past President of the American College of Psychiatrists and a past President of the American College of Neuropsychopharmacology and is Editor-in-Chief of Neuropsychopharacology. He has served as Editor-in-Chief of the Psychopharmacology Bulletin, Associate Editor of Biological Psychiatry and as the Co-Editor-in-Chief of both critical reviews in Neurobiology and Depression and Anxiety. Dr. Nemeroff serves on the Scientific Advisory Board of numerous pharmaceutical companies, including Acadia Pharmaceuticals, Astra Pharmaceuticals, Forest Laboratories, Janssen, Organon, Glaxo-SmithKline Beecham and Wyeth-Ayerst. Dr. Nemeroff has received numerous awards for his research, including the Bowis Award from the American College of Psychiatrists and the Menninger Prize from the American College of Physicians. In 2002 he was elected to the Institute of Medicine.

      Board members are elected annually by the stockholders and the officers are appointed annually by the Board of Directors.

Vote Required

      Provided that a quorum of stockholders is present at the meeting in person, or is represented by proxy, and is entitled to vote thereon, Directors will be elected by a plurality of the votes cast at the meeting.

Recommendation of the Board of Directors

      The Board of Directors recommends a vote FOR Messrs. Shangold, Schaul, Hamilton, Kessel, Rachesky and Nemeroff. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

Compensation of Directors

      The Directors of the Company are elected annually and serve until the next annual meeting of stockholders or until a successor shall have been duly elected and qualified. Effective September 2003, Directors of the Company who are not employees or consultants receive fees of $2,000 for each meeting of the Board of Directors attended in person or $1,000 if participated in by telephone.
Directors are also annually compensated $3,000 for serving or $5,000 for chairing a committee of the Board. Since 2003, such Directors also are awarded 100,000 Non-Plan Options upon their election to the Board, to vest in three equal annual installments beginning on the first anniversary of their appointment. In addition, such Directors are to be awarded an additional 50,000 Non-Plan Options for each year of service on the Board thereafter, beginning on the first anniversary of their election; such annually awarded options also vest over a three year period. Such Directors are also reimbursed for expenses incurred in connection with their attendance at meetings of the Board of Directors or committees. Directors may be removed with or without cause by a vote of the majority of the stockholders then entitled to vote.

      In March 2003, we issued 100,000 Non-Plan Options to each of Mr. William Hamilton and Dr. Lawrence Kessel upon their being elected to the Board of Directors. In March 2003, we also issued 10,000 options to each of Messrs. Schaul and Kornreich (a former director) under the 1998 Plan. All of these options have an exercise price of $1.51; the options issued to Messrs. Schaul and Kornreich vested immediately, those issued to Drs. Hamilton and Kessel vest in three equal annual installments beginning in March 2004 and expire in March 2008.

      In June, 2003 we issued 100,000 Non-Plan Options to Dr. Mark H. Rachesky upon his being appointed to the Board of Directors. These options have an exercise price of $2.15 and vest in three equal annual installments beginning in June 2004 and expire in June 2008.

      In September 2003, we issued 100,000 Non-Plan Options to Dr. Charles Nemeroff upon his being appointed to the Board of Directors. These options have an exercise price of $1.85 and vest in three equal annual installments beginning in September 2004 and expire in September 2008.

      Other than as described in "Executive Compensation" below, there were no other arrangements pursuant to which any Director was compensated during fiscal 2003 for any services provided as a Director.

Meetings and Committees of the Board of Directors

      During the fiscal year ended July 31, 2003 ("fiscal 2003"), the Board of Directors held 4 meetings, three regular meetings (not including the 2003 annual meeting) and one special meeting, all of which were attended by all of the Company's Directors during the period that such person was a member of the Board. Directors are expected to attend all meetings. Although the Company is not currently required to have any board committees under applicable securities laws and exchange listing guidelines, the Company has established compensation and audit committees. The Company does not have a standing nominating committee at this time. Currently the entire Board of Directors is active in the nominating process. Nominations for election to the Board of Directors may be made by the Board of Directors or by any stockholder entitled to vote for the election of directors. Nominations made by stockholders must be made by written notice received by the Secretary of the Company within 10 days of the date on which notice of a meeting for the election of directors is first given to stockholders. The Board of Directors carefully considers nominees regardless of whether they are nominated by stockholders or existing board-members.

      Special meetings are held from time to time to consider matters for which approval of the Board of Directors is desirable or required by law.

The Compensation Committee

      Messrs. Kessel and Hamilton serve on the Compensation Committee, which determines the cash (and with respect to the 1997 Plan as defined hereinafter, the non-cash) compensation amounts to be paid to directors, officers and employees of the Company. The Compensation Committee met one time in fiscal 2003. Both members of the Compensation Committee attended such meeting.

The Audit Committee

      The Audit Committee of the Board of Directors currently consists of three directors, Messrs. Hamilton, Kessel and (as of September 2003) Mark H. Rachesky. The Audit Committee met three times during the fiscal year ending July 31, 2003. Both members of the Audit Committee (as then constituted) attended each such meeting. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent auditors, evaluating the Company's accounting policies and its system of internal controls, and reviewing significant finance transactions.

         The audit functions of the Audit Committee are focused on three areas:

      |X| the adequacy of the Company's internal controls and financial reporting process and the reliability of the Company's financial statements.

      |X| the independence and performance of the Company's independent auditors.

      |X|   the Company's compliance with legal and regulatory requirements.

      The Audit Committee meets with management periodically to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company's independent auditors and with appropriate Company financial personnel. Meetings are held with the independent auditors. The independent auditors are given unrestricted access to the Audit Committee. The Audit Committee also recommends to the Board the appointment of the independent auditors and reviews periodically their performance and independence from management. In addition, the Audit Committee reviews the Company's financing plans and reports its recommendations to the full Board of Directors for approval and to authorize action.

      The Audit Committee was established in 2002. Its current members, Messrs. Hamilton, Kessel and Rachesky are all non-employee directors each of whom meets the independence and other requirements to serve on our Audit Committee under applicable securities laws and the rules of the SEC and listing standards of the American Stock Exchange ("AMEX") (although we are not currently listed on AMEX, we have elected to follow the AMEX listing guidelines for independence pursuant to the SEC directive that the standard for audit committee independence be based upon the listing guidelines of a national securities exchange or national securities association). The Board of Directors believes that Mr. Rachesky is an "audit committee financial expert" as defined under the rules of the SEC and the listing standards of AMEX. The report of the Audit Committee is provided below.

                             Audit Committee Report

      In  September,  2003,  the Board of Directors  adopted an Audit  Committee
Charter, which conforms to the requirements of the Sarbanes-Oxley Act of 2002 and the listing standards of AMEX. The Audit Committee Charter is attached hereto as Exhibit A.

      Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls. The independent auditors audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

      The Audit Committee reviews the Company's audited financial statements and meets with both management and the Company's independent auditors, to discuss such audited financial statements. Management has represented to the Audit Committee that the financial statements have been prepared in accordance with generally accepted accounting principles. The Audit Committee has received from and discussed with Wiss & Company, LLP, the Company's former independent auditors, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discusses with the Company's independent auditors, any matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ending July 31, 2003.

Audit Fees

      For the year ended July 31, 2003, the Company incurred professional fees to its independent auditors in the amount of $23,000 related to auditing services.

All Other Fees

      For the year ended July 31, 2003, the Company incurred professional fees to its independent auditors in the amount of $10,000 related to all other services. For the year ended July 31, 2003, there were no fees billed by the Company's independent auditors for professional services rendered for information technology services relating to financial information systems design and implementation.

      The Auit Committee has the sole authority to pre-approve all audit and non-audit services provided by the independent auditors to the Company.

                                 Audit Committee
                                   William F.
                                    Hamilton
                               Lawrence Jay Kessel
                                Mark H. Rachesky

      Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Exchange Act requires officers, directors and persons who own more than ten (10) percent of a class of equity securities registered pursuant to Section 12 of the Exchange Act to file reports of ownership and changes in ownership with both the SEC and the principal exchange upon which such securities are traded or quoted. Officers, directors and persons holding greater than ten (10) percent of the outstanding shares of a class of Section 12-registered equity securities ("Reporting Persons") are also required to furnish copies of any such reports filed pursuant to Section 16(a) of the Exchange Act with the Company. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that from August 1, 2002 to July 31, 2003 all Section 16(a) filing requirements applicable to its Reporting Persons were complied with.

Directors and Executive Officers

      The names and ages of the current directors, executive officers and significant employees of the Company are set forth below. All directors are elected annually by the stockholders to serve until the next annual meeting of the stockholders or until their successors are duly elected and qualified. Officers are elected annually by the Board of Directors to serve at the pleasure of the Board.

         Name                      Age             Position with the Company
         ----                      ---             -------------------------
Gary A. Shangold, M.D.              50    President Chief Executive Officer and Director

Harry A. Dugger, III, Ph.D.         67    Chief Scientific Officer

John H. Klein*                      57    Chairman

Robert F. Schaul, Esq.              64    Secretary and Director

Donald J. Deitman                   61    Chief Financial Officer

Mohammed Abd El-Shafy               50    Vice President-Formulation Development

William F. Hamilton, Ph.D.**        64    Director

Lawrence J. Kessel, M.D., FACP**    50    Director

Mark H. Rachesky, M.D. ***          44    Director

Charles Nemeroff, M.D., Ph.D.       54    Director

Barry Cohen                         41    Vice-President-New Business and Product Development

----------
*     Mr. Klein is not standing for re-election to the Board of Directors.

**    Member of Audit Committee and Compensation Committee.

***   Member of Audit Committee.

See "Biographical Summaries for Nominees for the Board of Directors" above for biographical summaries of Messrs. Shangold, Schaul, Hamilton, Kessel, Rachesky and Nemeroff.

Harry A. Dugger, III, Ph.D., Chief Scientific Officer. Dr. Dugger is the founder of Novadel and served as its President and a Director from its inception in May 1982 until December 2002. Prior to founding Novadel, from June 1980 to November 1982, Dr. Dugger was employed as Vice President of Research and Development by Bauers-Kray Associates, a company engaged in the development of pharmaceutical products. From 1964 to 1980, Dr. Dugger was Associate Section Head for Research and Development at Sandoz Pharmaceuticals Corporation. Dr. Dugger received an MS in Chemistry from the University of Michigan in 1960 and received a Ph.D. in Chemistry from the University of Michigan in 1962.

Donald J. Deitman, Chief Financial Officer. Mr. Deitman joined Novadel in 1998. From 1988 until joining Novadel, Mr. Deitman was employed as a business consultant implementing multi-module MRP II software systems. From 1982 to 1988, Mr. Deitman was corporate controller for FCS Industries, Inc. of Flemington, New Jersey. From 1975 to 1982, he was manager of materials and systems for the Walworth Company operations located in Linden and Elizabeth, NJ and from 1966 to 1975, he was employed by Ortho Pharmaceuticals, Inc. and Ortho Diagnostics, Inc. Mr. Deitman received a BS in Accounting from Rutgers University in 1972.

Mohammed Abd El-Shafy, Ph.D., Vice President-Formulation Development. Dr. El-Shafy has been an employee of Novadel since May of 2002. From 1999 to 2002 he was employed as a Team Leader and Senior Scientist with Nastech Pharmaceutical Inc., Hauppauge, New York. From 1998 to 1999 Dr. El-Shafy was a Post-Doctoral Fellow at the University of Wisconsin's School of Pharmacy. He received his doctorate in 1997 from the School of Pharmacy, University of Wales, Cardiff, Wales, UK. From 1983 to 1993 he was an Assistant Lecturer of Pharmaceutical Sciences on the Faculty of Pharmacy, Al-Azhar University, Cairo, Egypt.

Barry Cohen, Vice President of New Business and Product Development. Mr. Cohen joined Novadel in May 2003. Before joining Novadel, he was Vice President-Business Development at Keryx, and before that held several executive marketing and business development positions at Novartis Consumer Health. Mr. Cohen holds a BBA in Marketing from Hofstra University and an MBA in Marketing from Pace University.

John H. Klein, Chairman of the Board. Mr. Klein joined Novadel in February 2002 as a consultant and as Chairman of its Board of Directors. From April 1996 to the present Mr. Klein has been affiliated with a number of enterprises, including True North Capital (Chairman/ Managing Director), Kindred Healthcare (Director), US Interactive, Inc. (Director), America's Plan (Director and Chairman), Coleman Co., Inc. (Director), Sunbeam Corp. (Director), Bi- Logix, Inc. (Director), Strategic Business and Technology Solutions, LLC (Chairman), Cybear (Director and Chairman) and Image Vision (Director and Vice Chairman). From 1996 to 1998, Mr. Klein was Chairman and CEO of Mim Corp. From 1989 to 1996, he was President, CEO and Director of Zenith Laboratories, Inc., which in 1995 merged into IVAX, Inc., of which Mr. Klein was an Executive Officer and President of its IVAX North American Multi-Source Pharmaceutical Group. Mr. Klein holds BS and MBA degrees from Roosevelt University, Chicago, Illinois.

EXECUTIVE COMPENSATION

The following table sets forth a summary for the fiscal years ended July 31, 2003, 2002 and 2001, respectively, of the cash and non-cash compensation awarded, paid or accrued by the Company to the Company's Chief Executive Officer ("CEO") and its four most highly compensated officers other than the CEO, who served in such capacities at the end of fiscal 2003 (collectively, the "Named Executive Officers"). No other executive officer of the Company earned in excess of $100,000 in total annual salary and bonus for 2003, 2002 and 2001 in all capacities in which such person served the Company. There were no restricted stock awards, long-term incentive plan payouts or other compensation paid during fiscal 2003, 2002 and 2001 to the Named Executive Officers, except as set forth below:

                           SUMMARY COMPENSATION TABLE

                                                           Annual Compensation               Long-Term Compensation
                                                    --------------------------------  --------------------------------
                                                                                             Awards            Payouts
                                                                                      ---------------------   --------
                                                                                                 Securities
                                                                                                   Under
                                                                            Other     Restricted   lying
                                                                            Annual      Stock     Options/       LTIP    All Other
                                          Fiscal    Salary      Bonus    Compensation   Award      SAR (1)     Payouts  Compensation
Name and Principal Position                Year       ($)        ($)        ($)           ($)        (#)         ($)        ($)
---------------------------               ------    ------      -----    ------------ ----------  ----------   -------  ------------
Gary A. Shangold, M.D. President and CEO   2003     210,900     200,000       0           0       1,000,000        0           0
Harry A. Dugger, III, Ph.D                 2003     246,900           0       0           0         275,000        0      12,000
Chief Scientific Officer, formerly         2002     347,000           0       0           0               0        0      10,000
President and CEO                          2001     182,974           0       0           0               0        0           0

John H. Klein                              2003     300,000           0       0           0               0        0      72,000
Chairman                                   2002     150,000           0       0           0       1,000,000        0      36,000

Donald Deitman                             2003     124,200           0       0           0               0        0       7,200
Chief Financial Officer                    2002     104,400           0       0           0               0        0       4,200
                                           2001      70,800           0       0           0               0        0           0

Robert  C. Galler                          2003     186,900           0       0           0         350,000        0           0
Former Vice President                      2002     143,600           0       0           0         700,000        0       6,600
Corporate Development

Mohammed abd Al-Shafy, Ph.D., Vice         2003     144,000           0       0           0          50,000        0       5,400
President - Formulation Development        2002      24,000           0       0           0         150,000        0

----------

(1)   No Stock Appreciation Rights have been issued.

                        Option Grants In Last Fiscal Year

                               (individual grants)

      The following table sets forth information with respect to the Named Executive Officers concerning grants of options during fiscal 2003:

----------------------------------------------------------------------------------------------------------------------
                                         Option/SAR Grants in Last Fiscal Year
----------------------------------------------------------------------------------------------------------------------
                                                   Individual Grants
----------------------------------------------------------------------------------------------------------------------
(a)                                    (b)                         (c)                   (d)                  (e)
----------------------------------------------------------------------------------------------------------------------
                               Number of Securities      % of Total Options/SARs
                             Underlying Options/SARs     Granted to Employees in   Exercise or Base        Expiration
Name                                Granted (#)                Fiscal Year           Price ($/Sh)             Date
----------------------------------------------------------------------------------------------------------------------
Gary A. Shangold, M.D               1,000,000                       54%                  $1.93            2 Dec 2007
Harry A Dugger III, Ph.D              275,000                       15%                  $0.70           14 Nov. 2011
John H. Klein                               0                      N/A                   $2.40           31 Jan. 2012
Donald J. Deitman                           0                      N/A                     N/A                N/A
Robert Galler                         350,000                       19%                  $0.75           11 Dec. 2011
Mohammed Abd El-Shafy, Ph.D            50,000                        3%                  $1.51           27 Mar 2008
Barry Cohen                            75,000                        4%                  $2.04           13 May 2013

                 Aggregated Option Exercises In Last Fiscal Year

                        And Fiscal Year-End Option Values

      The following table sets forth information with respect to the Named Executive Officers concerning the exercises of options during fiscal 2003 and the number and value of unexercised options held as of the end of fiscal 2003.

                                                                       Number of Securities
                                                                            Underlying        Value of Unexercised
                                                                        Unexercised Options   In-the-Money Options
                               Number of Shares                         at Fiscal Year End;   at Fiscal Year End
    Name of Executive            Acquired on                              (Exercisable/        ($); (Exercisable/
         Officer                  Exercise        Value Realized ($)      Unexercisable)         Unexercisable)
         -------                  --------        ------------------      --------------         --------------
Harry A. Dugger, III, Ph.D.          0                  --                   920,000/0             716,600 / 0

John H. Klein                        0                  --               333,333 / 666,667            0 / 0

Gary A. Shangold, M.D.               0                  --                 0 / 1,000,000              0 / 0

Donald Deitman                       0                  --                       --                     --

Mohammed Abd El-Shafy, Ph.D.         0                  --                150,000/50,000             26,000/0

Robert Galler                        0                  --                  1,050,000/0            1,344,000/0

Barry Cohen                          0                  --                   0/75,000                  0/0

Shareholder Approval of Equity Compensation Plans

      The following table sets forth information as of the end of fiscal 2003 with respect to the number of shares of the Company's common stock issuable pursuant to equity compensation plans which have and have not been approved of by stockholders.

                      Equity Compensation Plan Information

-------------------------------------------------------------------------------------------------------------------
                                Number of securities to be    Weighted average exercise
                                  issued upon exercise of       price of outstanding         Number of securities
                                outstanding options,            options, warrants and       remaining available for
      Plan Category               warrants and rights                  rights                   future issuance
-------------------------------------------------------------------------------------------------------------------
                                          (a)                           (b)                          (c)
-------------------------------------------------------------------------------------------------------------------
Equity compensation plans                     0                          N/A                         N/A
approved by security holders

Equity compensation plans not         3,717,472                       $1.658                         N/A
approved by security holders
-------------------------------------------------------------------------------------------------------------------
TOTAL                                 3,717,472                       $1.658                         N/A
-------------------------------------------------------------------------------------------------------------------

Stock Option Plans

      Novadel has three stock option plans, adopted in 1992, 1997 and 1998, respectively (collectively referred to as the "Plans"). The 1992 and 1997 Plans provide for the issuance of options to purchase 500,000 shares of common stock, and the 1998 Plan provides for the issuance of options to purchase 1,800,000 shares of common stock, for a total of 2,800,000 shares. The 1997 Stock Option Plan is administered by William Hamilton and Lawrence Kessel who constitute the Compensation Committee of the Board of Directors ("Committee"), and the 1992 Stock Option Plan and 1998 Stock Option Plan are administered by the entire Board of Directors. For purposes of the following discussion, the term "Committee" will be used to reference the Committee with respect to the 1997
Stock Option Plan and the entire Board of Directors with respect to the 1992 Stock Option Plan and 1998 Stock Option Plan, as applicable. The Committee has sole discretion and authority, consistent with the provisions of the Plans, to select the Eligible Participants to whom options will be granted under the Plans, the number of shares which will be covered by each option and the form and terms of the agreement to be used. All employees and officers of the Company are eligible to participate in the Plans.

      At December 31, 2003, 300,000,  450,000 and 1,033,500 shares of our common stock were reserved for issuance pursuant to the 1992, 1997 and 1998 Plans, respectively. The exercise prices for the outstanding options reserved under the 1992 and 1997 Plans range between $.63 and $2.00 per share; and the exercise prices for the outstanding options reserved under the 1998 Plan range between $.63 and $2.69 per share.

      The Committee is empowered to determine the exercise price of options granted under the Plans, but the exercise price of ISOs must be equal to or greater than the fair market value of a share of common stock on the date the option is granted (110% with respect to optionees who own at least 10% of the outstanding common stock). The Committee has the authority to determine the time or times at which options granted under the Plans become exercisable, but options expire no later than ten years from the date of grant (five years with respect to Optionees who own at least 10% of the outstanding common stock of Novadel). Options are nontransferable, other than by will and the laws of descent, and generally may be exercised only by an employee while employed by Novadel or within 90 days after termination of employment (one year from termination resulting from death or disability).

      No ISO may be granted to an employee if, as the result of such grant, the aggregate fair market value (determined at the time each option was granted) of the shares with respect to which ISOs are exercisable for the first time by such employee during any calendar year (under all such plans of Novadel and any parent and subsidiary) exceeds $100,000. The Plans do not confer upon any employee any right with respect to the continuation of employment by Novadel, nor do the Plans interfere in any way with the employee's right or Novadel's right to terminate the employee's employment at any time.

Non-Plan Options

      As of December 31, 2003, we had 4,650,000 non-plan options outstanding as follows: 600,000 options exercisable at $1.84 per share; 1,050,000 options exercisable at $.75 per share; 1,000,000 options exercisable at $2.40 per share; 1,000,000 options exercisable at $1.93 per share; 200,000 options exercisable at $1.30 per share; 200,000 options exercisable at $151 per share; 100,000 options exercisable at $2.15 per share; 250,000 options exercisable at $3.18 per share; 150,000 options exercisable at $3.02 per share: and 100,000 options exercisable at $1.85 per share.

Compensation Committee Interlocks and Insider Participation

      William Hamilton and Lawrence Kessel serve as the members of the Company's Compensation Committee, which reviews and makes recommendations with respect to compensation of officers, employees and consultants, including the granting of options under the Company's 1997 Stock Option Plan. The 1992 and 1998 Stock Option Plans are administered by the entire Board. In the case of a conflict, Dr. Nemeroff replaces the conflicted Compensation Committee member.

Compensation Committee Report on Executive Compensation

      Compensation of the Company's executives is intended to attract, retain and award persons who are essential to the enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executives that appropriately reward the individual executive's contribution to corporate performance. The Board of Directors utilizes subjective criteria for evaluation of individual performance. The Board focuses on two primary components of the Company's executive compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and long-term incentive compensation. The Company has not paid cash incentive bonuses during fiscal 2003.

      Except as set forth herein, the Company does not have any annuity, retirement, pension, deferred or incentive compensation plan or arrangement under which any executive officer is entitled to benefits, nor does the Company have any long-term incentive plan pursuant to which performance units or other forms of compensation are paid. Executive officers who qualify will be permitted to participate in the Company's 1992, 1997 and 1998 Stock Option Plans which were adopted in May 1992, February 1997 and June 1998, respectively. In September 1998 the Board of Directors adopted an investment retirement account plan, and in December 2003 a 401(k) Plan, in which all employees of the Company are eligible to participate. Executive officers may participate in group life, health and hospitalization plans, if and when such plans are available generally to all employees. The Compensation Committee is satisfied that the compensation and stock option plans provided to the officers of the Company are structured and operated to create strong alignment with the long-term best interests of the Company and its stockholders.

      The compensation of the Company's Chief Executive Officer, Dr. Shangold, consists of a base annual salary of $350,000 and a guaranteed bonus of $150,000. In addition, Dr. Shangold's employment agreement provides for: (i) an annual discretionary bonus of up to $262,500, which shall be determined at the sole discretion of the Board; and (ii) an investment and fee bonus equal to 5% of all amounts up to an aggregate of $7,500,000 (i.e., $375,000) invested in, or earned by, Novadel during his term. We paid Dr. Shangold a portion of the investment and fee bonus ($200,000) during the fourth quarter of fiscal 2003; the remainder of the investment and fee bonus ($50,000) and the guaranteed bonus ($150,000) was paid during December 2003. The investment and fee bonus was reduced by certain proceeds received by Dr. Shangold from his former employer. Upon execution of his employment agreement, Dr. Shangold was also granted non-plan options to purchase 1,000,000 shares of our common stock (at an exercise price of $1.93 per share) which vest over a three year period beginning in December 2003.

      The compensation of the Company's Chief Scientific Officer, Dr. Dugger (who served as the Company's President and Chief Executive Officer for fiscal
2002 and part of fiscal 2003), for fiscal 2002 consisted of base salary of $248,500. Because of an inadequacy of cash flow during the first and second quarters of fiscal 2001, Dr. Dugger agreed to accrue all of his salary until the cash flow situation resolved itself. In May 2001, Dr. Dugger's salary was resumed and one-half of his accrued salary was paid out. The remaining half was paid out in January 2002. In October 2003, Dr. Dugger was granted 275,000 options to purchase common stock at an exercise price of $1.30 per share.

      The determination by the Compensation Committee of Dr. Shangold's and Dr. Dugger's remuneration is based upon methods consistent with those used for other senior executives. The committee considers certain quantitative factors, including the Company's financial, strategic and operating performance for the year. The qualitative criteria include such person's leadership qualities and management skills, as exhibited by their innovations, time and effort devoted to the Company, and other general considerations. The Compensation Committee also takes note of comparable remuneration of other similarly situated executives at comparable companies. Based on the performance of the Company, the Compensation Committee believes that such compensation was appropriate.

                             Compensation Committee
                             ----------------------
                               William F. Hamilton
                               Lawrence Jay Kessel

Employment Agreements and Change in Control Arrangements

Gary A. Shangold, M.D.. In December 2002, Dr. Shangold entered into a three-year employment agreement with Novadel pursuant to which he agreed to serve as its President and Chief Executive Officer. We agreed to pay Dr. Shangold an annual base salary of $350,000 and a guaranteed bonus of $150,000. In addition, Dr. Shangold is eligible to receive: (i) an annual discretionary bonus of up to $262,500, which shall be determined at the sole discretion of the Board; and
(ii) an investment and fee bonus equal to 5% of all amounts up to an aggregate of $7,500,000 (i.e., $375,000) invested in, or earned by, Novadel during his term. The investment bonus was reduced by certain proceeds received by Dr. Shangold from his former employer. Pursuant to the agreement, Dr. Shangold was also granted non-plan options to purchase 1,000,000 shares of our common stock (at an exercise price of $1.93 per share) which vest over a three year period.

Harry A. Dugger, III, Ph.D. In February 2002, effective January 1, 2002, Dr. Dugger entered into a new three-year employment agreement at a base salary, for the first year, of $248,500 per year (which increases each year by the greater of the CPI index or 5%). Except for the increase in base salary, there was no material difference between the new employment agreement and that previously in effect.

John Klein. In February 2002, Mr. Klein entered into a one-year consulting agreement (which was renewed in February 2003 for an additional one year) at a base compensation of $300,000, plus certain fringe benefits of approximately $72,000 per year. Pursuant to the agreement, he was granted 1,000,000 non-plan options at $2.40 per share. Mr. Klein is also entitled to certain bonuses, in the form of stock, stock options or other rights or property, as determined by the Board. In addition, Mr. Klein is entitled to receive certain success fees (based upon a percentage of net revenues) upon completion of certain types of corporate transactions (i.e., strategic partnerships, licensing arrangements and the like) which are introduced to Novadel by Mr. Klein. The percentage of net revenue (which is between 4% - 10%) depends upon the share of profits that Novadel is entitled to in such transactions. The agreement was not renewed and expired on January 31, 2004

Donald Deitman. In February 2002, effective January 1, 2002, Mr. Deitman entered into a three year employment agreement as our Chief Financial Officer. The agreement provided for a base salary, for the first year, of $125,000 per year (which increases each year by the greater of the CPI index or 5%). All other provisions of the agreement are the same as those in effect for our other executives.

Mohammed  Abd  El-Shafy,  Ph.D.  In May  2002,  we  entered  into a  three  year employment agreement with Dr. El-Shafy, who was appointed Vice President-Formulation Development. Pursuant to the agreement, he received a base salary, for the first year, of $110,000, which increased in April 2003 to $180,000. In addition, he was granted 150,000 non-plan options at $3.02 per share. Subsequently, in March 2003, Dr. El-Shafy was granted 50,000 options under the 1998 Option Plan at an exercise price of $1.51.

Barry Cohen. In May 2003, we entered into a three year employment agreement with Barry Cohen, who was appointed Vice President-New Business and Product Development. Pursuant to the agreement, he receives a base salary of $185,000, plus incentive bonuses. Pursuant to the agreement, he was issued 75,000 options (exercisable at $2.04 per share) under the 1998 Plan. 60,000 of such options vest in three equal installments commencing May 2004. These options expire in May 2008. The balance of such options vest upon the achievement of certain objectives.

Robert C. Galler. In August 2003, Mr. Galler agreed to change from an employee of the Company as our Vice President - Corporate Development to a consulting arrangement. At that time, his additional options to purchase 350,000 shares of our common stock at an exercise price of $.75 per share vested. In August 2003, he entered into a consulting agreement with the Company at a base compensation of $180,000 per year and the vesting of additional options. The consulting agreement terminates in February 2005.

         The foregoing agreements also provide for certain non-competition and non-disclosure covenants on the part of such executive. However, with respect to the non-competition covenants, a court may determine not to enforce such provisions or only partially enforce such provisions. Additionally, each of the foregoing agreements provides for certain fringe benefits, such as inclusion in pension, profit sharing, stock option, savings, hospitalization and other benefit plans at such times as Novadel shall adopt them.

                        SECURITY OWNERSHIP OF MANAGEMENT

                          AND CERTAIN BENEFICIAL OWNERS

      As of the Record Date, there were 32,677,642 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share is entitled to one vote on each of the matters to be voted on at the Annual Meeting. The following table sets forth, as of the Record Date, certain information regarding the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's Directors, nominees for director and Named Executive Officers, as such term is defined under Item 402(a)(2) of Securities and Exchange Commission ("SEC") Regulation S-B, and (iii) all of the Company's Executive Officers and Directors as a group. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Under Rule 13d-3 certain shares may be deemed to be beneficially owned by more than one person (such as where persons share voting power or investment power). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon the exercise of an option) within sixty (60) days of the date as of which the information is provided. In computing the ownership percentage of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person's actual ownership or voting power at any particular date.

  Title of        Name and Address or                       Amount and Nature of     Percentage of
   Class          Number in Group(1)                        Beneficial Ownership         Class
  --------        -------------------                       --------------------     -------------
Common Stock      Harry A. Dugger, III, Ph.D.                   2,104,003(2)             6.44%

Common Stock      Gary A. Shangold, M.D.                          333,333(3)             1.01%

Common Stock      John Klein                                      333,333(4)             1.01%

Common Stock      Donald Deitman                                        0                  --

Common Stock      Robert F. Schaul, Esq.                          274,286(5)              .83%

Common Stock      Mohammed Abd El-Shafy                           150,000(6)              .46%

Common Stock      William F. Hamilton, Ph.D.                       33,333(7)              .10%

Common Stock      Lawrence J. Kessel, M.D., FACP                   59,598(8)              .18%

Common Stock      Barry Cohen                                        0(9)                  --

Common Stock      Mark H. Rachesky                              1,119,047(10)            3.41%

Common Stock      Charles Nemeroff, M.D., Ph.D.                     0(11)                  --

Common Stock      Lindsay Rosenwald                            13,971,908(12)           34.90%

Common Stock      Biomedical Investment Group, LLC              5,333,332(12)(13)       15.09%

Common Stock      All Executive Officers and Directors as       4,406,933(2)(3)(4)      12.63%
                  a group (11 persons)                          (5)(6)(7)(8)(9)
                                                                (10)(11)

----------
(1) The address of all holders listed herein is c/o Novadel Pharma Inc., 25 Minneakoning Road, Flemington, New Jersey 08822.

(2) Includes options to purchase 200,000 shares of common stock (exercisable at $.70 per share) issued under the 1992 Stock Option Plan which expire in July 2006; options to purchase 50,000 shares of common stock (exercisable at $.70 per share) under the 1997 Stock Option Plan which expire in December 2006; options to purchase 95,000 shares of common stock (exercisable at $.70 per share) issued under the 1998 Stock Option Plan which expire in January 2005; options to purchase 300,000 shares of common stock issued outside of the Plans (exercisable at $1.84 per share) which expire November 2007; options to purchase 200,000 shares of common stock issued outside of the Plans (exercisable at $1.30 per share) which expire October 2007; options to purchase 75,000 shares of common stock (exercisable at $1.30 per share) issued under the 1998 Stock Option Plan, which expire in October 2007; 166,000 shares owned by his daughter Christina Dugger; and 166,000 shares owned by his son Andrew Dugger.

(3) Represents 333,333 Non-Plan options, issued in December 2002, exercisable at $1.93 per share. Does not include additional Non-Plan options to purchase 666,667 shares of common stock at an exercise price of $1.93 per share. These additional options vest in two equal annual installments, beginning in December 2004. All of such options expire in December 2007.

(4) Represents 333,333 Non-Plan Options exercisable at $2.40 per share. All of the options expire in 2004.

(5) Includes: 20,000 options, issued under the 1992 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in July, 2006; 25,000 options issued under the 1997 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in March 2008; 10,000 options issued under the 1998 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in September 2009: 95,000 options issued under the 1998 Option Plan, to purchase common stock at an exercise price of $.63 per share, expiring in January 2010; 75,000 options issued under the 1998 Option Plan, to purchase common stock at an exercise price of $2.69 per share, expiring in February 2012; and, 10,000 options issued under the 1998 Option Plan to purchase common stock at an exercise price of $1.51 per share, expiring in March 2008.

(6) Includes Non-Plan Options exercisable at $3.02 per share. Does not include additional Non-Plan Options to purchase 50,000 shares of common stock at an exercise price of $3.02 per share, which additional options vest in May 2004. All of such options expire in May 2012. Also includes 50,000 options issued under the 1998 Option Plan to purchase common stock at an exercise price of $1.51 per share, expiring in March 2008.

(7) Represents 33,333 Non-Plan Options exercisable at $1.51 per share which vest in March 2004. Does not include additional Non-Plan options to purchase 66,667 shares of common stock at an exercise price of $1.51 per share, which shall vest in two annual installments beginning in March of 2004. All of such options expire in 2008.

(8) Represents 20,204 shares of common stock, warrants to purchase 6,061 shares of common stock at an exercise price of $1.40 per share which expire in January 2009 and 33,333 Non-Plan options exercisable at $1.51 per share which vest in March 2004. Does not include additional Non-Plan options to purchase 66,667 shares of common stock at an exercise price of $1.51 per share, which shall vest in two annual installments beginning in March of 2004. All of such options expire in 2008.

(9) Does not include 75,000 options issued under the 1998 Plan, to purchase common stock at an exercise price of $2.01 per share. The options expire in May 2008 and vest subject to certain conditions.

(10) Does not include options to purchase 100,000 shares of common stock at an exercise price of $2.15 per share, which shall vest in three annual installments beginning June, 2004. Includes 952,380 shares of common stock and warrants to purchase 166,667 shares of common stock at an exercise price of $2.00 per share which expire in April, 2008. Such shares and warrants are held by MHR Capital Partnership, LP, which is controlled by Dr. Rachesky.

(11) Does not include Non-Plan options to purchase 100,000 shares of common stock at an exercise price of $1.85 per share, which shall vest in three annual installments beginning September 2004.

(12) Includes 3,950,000 shares of common stock and warrants to purchase 3,950,000 shares of common stock at an exercise price of $.75 per share which expire in December 2008. Also includes 2,666,666 shares of common stock and 2,666,666 warrants to purchase 2,666,666 shares of common stock, which expire in March 2009, owned by Biomedical Investment Group, LLC, which is an affiliate of Lindsay A. Rosenwald. Also includes unit purchase options entitling Dr. Rosenwald to purchase 568,136 shares of common stock and warrants to purchase an additional 170,441 shares of common stock, each at a purchase price equal to $1.40 per share. Such options and warrants expire on December 30, 2008.

(13) Includes warrants to purchase 2,666,666 shares of common stock at an exercise price of $.75 per share which expire in March 2009.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      To the best of management's knowledge, other than (i) compensation for services as officers and directors, or (ii) as set forth below, there were no material transactions, or series of similar transactions, or any currently proposed transactions, or series of similar transactions, to which Novadel was or is to be a party, in which the amount involved exceeds $60,000, and in which any director or executive officer, or any security holder who is known by us to own of record or beneficially more than 5% of any class of our common stock, or any member of the immediate family of any of the foregoing persons, has an interest.

      During December 2001, we received net proceeds of approximately $3,000,000 from a private placement of 4,000,000 units, which were purchased by Dr. Lindsay Rosenwald. Each unit consisted of one share of common stock, and a warrant (which expires December 2008) to purchase an additional share of our common stock at an exercise price of $.75. As part of the purchase agreement, we agreed to elect to the Board a Director to be nominated by Dr. Rosenwald (as of the date hereof, no such nominee had been selected) and to permit Dr. Rosenwald or a representative of his to attend Board meetings. Appropriate confidentiality agreements are in place to protect confidential company information. In March 2002, we received net proceeds of approximately $2,000,000 from a private placement of 2,666,667 additional units at a sale price of $.75 per unit. These units were purchased by Biomedical Investment Group LLC, which is affiliated with Dr. Rosenwald. These warrants expire in March 2009.

      In April 2003, we entered into a license and development agreement with Manhattan Pharmaceuticals, Inc. ("Manhattan") for the worldwide, exclusive rights to our lingual spray technology to deliver Propofol for pre-procedural sedation. The terms of the agreement call for certain milestones and other payments, the first of which was received during June 2003. One of the Company's affiliates, Dr. Lindsay Rosenwald, is also an affiliate of Manhattan. Manhattan is a development stage company and has no revenues to date.

      In April and May of 2003, we sold units (consisting of common stock and warrants) to accredited investors in a private placement. The securities were sold through Paramount Capital, Inc., a NASD broker-dealer ("Paramount"). The gross proceeds of the private offering were approximately $4.8 million. For its services as placement agent, we paid Paramount a 7.5% commission fee of the aggregate amount raised and also issued to Paramount (and its designees) warrants to purchase 160,017 shares of common stock at an exercise price of $1.65 and warrants to purchase 40,004 shares of common stock at an exercise price of $2.00. Dr. Lindsay Rosenwald, a principal stockholder of the Company, is a controlling principal of Paramount.

      In January of 2004 we sold units (consisting of common stock and warrants) to accredited investors in a private placement basis. These securities were also sold through Paramount. The gross proceeds of the private offering were approximately $14 million. For its services as placement agent, we paid Paramount a 7% commission fee of the aggregate amount raised and also issued to Paramount (and its designees)unit purchase options to purchase 1,330,303 shares of common stock at an exercise price of $1.40 and warrants to purchase an additional 399,091 shares of common stock at an exercise price of $1.40.

      During fiscal 2003 the Company paid Mr. Schaul, a director and the Company's secretary, approximately $160,000 for legal services rendered to the Company.

                                   PROPOSAL 2

                           RATIFICATION OF APPOINTMENT

                             OF INDEPENDENT AUDITORS

      Also submitted for consideration and voting at the Annual Meeting is the ratification of the appointment by the Company's Board of Directors upon the recommendation of the Audit Committee, of J.H.Cohn LLP ("JHC") as independent auditors for the purpose of auditing and reporting upon the financial statements of the Company for the fiscal year ending July 31, 2004. The Board of Directors of the Company upon the recommendation of the Audit Committee, has selected and approved JHC as independent auditors to audit and report upon the Company's financial statements. JHC has no direct or indirect financial interest in the Company.

      Representatives of JHC are expected to be present at the Annual Meeting, and they will be afforded an opportunity to make a statement at the Annual Meeting if they desire to do so. It is also expected that such representatives will be available at the Annual Meeting to respond to appropriate questions by stockholders. Representatives of Wiss & Company, LLP("WC"), the Company's former auditors, are not expected to be present at the Annual Meeting.

      On November 26, 2003, the Board, upon the recommendation of the Audit Committee, engaged JHC as the Company's independent auditors. WC's reports on the Company's financial statements for the two most recent fiscal years or any subsequent interim period did not, other than as stated below, contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. The report was modified as to uncertainty relative to going concern for the years ended July 31, 2003 and July 31, 2002. During the Company's two most recent fiscal years and through the date of WC's resignation, there were no disagreements with WC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to WC's satisfaction, would have caused WC to make reference to the subject matter in connection with its report of the financial statements for such periods and there were no reportable events as defined in item 304(a)(1)(v) of Regulation S-K during such period preceding WC's resignation.

Vote Required

      The affirmative vote of holders of a majority of the votes cast at the Annual Meeting is required for the ratification of the selection of JHC as the Company's independent auditors for the fiscal year ending July 31, 2004.

Recommendation of the Board of Directors

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF J.H.COHN LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JULY 31, 2004. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE RATIFICATION OF THE SELECTION OF J.H.COHN LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR 2004.

                                   PROPOSAL 3

APPROVAL OF AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 50,000,000 TO 100,000,000.

      The Board has adopted, subject to stockholder approval, an amendment to the Company's Certificate of Incorporation, in the form attached hereto as Exhibit B (the "Certificate of Amendment"), to increase the Company's authorized number of shares of Common Stock from 50,000,000 shares to 100,000,000 shares.

      The additional Common Stock to be authorized by adoption of the amendment would have rights identical to the currently outstanding Common Stock of the Company. Adoption of the proposed amendment and issuance of the Common Stock would not affect the rights of the holders of currently outstanding Common Stock of the Company, except for effects incidental to increasing the number of shares of the Company's Common Stock outstanding, such as dilution of the earnings per share and voting rights of current holders of Common Stock. If the amendment is adopted, it will become effective upon filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

      In January of 2004 the Company completed the sale of securities in a private placement to accredited investors for gross proceeds of approximately $14 million. As a result of the offering the Company now had, as of the Record Date, (i) 32,677,642 shares of Common Stock outstanding and (ii) options, warrants and other derivative securities exercisable for 21,014,195 shares of Common Stock. Accordingly, the Company must increase the number of authorized shares of Common Stock to allow for the exercise of the currently issued derivative securities.

      In addition, the Board desires to have additional shares of authorized Common Stock available to provide additional flexibility to use its capital stock for business and financial purposes in the future. The additional shares may be used, without further stockholder approval, for various purposes including, without limitation, raising additional capital, establishing strategic relationships with other companies and expanding the Company's business or product lines through the acquisition of other businesses or products. The Company does not presently have any plan to acquire other businesses or products or to enter into a business combination.

      The Company's audited consolidated financial statements, management's discussion and analysis of financial condition and results of operations, and certain supplementary financial information are incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended July 31, 2003 and the Company's Quarterly Report on Form 10-QSB for the three month period ended October 31, 2003, which are attached to this proxy, but which should not be considered proxy solicitation material.

Vote Required

      The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock, will be required to approve the amendment to the Company's Certificate of Incorporation. As a result, abstentions and broker non-votes will have the same effect as "Against" votes.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK OF THE COMPANY FROM 50,000,000 TO 100,000,000. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE AMENDMENT.

                                   PROPOSAL 4

                        AMENDMENT OF THE 1998 STOCK PLAN

      At the 1998 Annual Meeting of Stockholders, the Company's stockholders approved the adoption of the Company's 1998 Stock Plan (as amended, the "1998 Plan"). The 1998 Plan authorizes up to 1,800,000 shares of Company common stock for grants of non-qualified and incentive stock options. The Board of Directors has amended the 1998 Plan, subject to stockholder approval, to authorize
1,600,000 additional shares for future awards (the "Plan Proposal"). The affirmative vote of the holders of a majority of the total votes cast on the Plan Proposal is needed to approve the Plan Proposal.

      Because of the limited number of remaining shares that may be granted under the 1998 Plan, the Board of Directors believes it is appropriate and necessary at this time to authorize additional shares for future awards. Authorization of these additional shares will allow grants to employees, consultants and directors in furtherance of the Company's goal of continuing to achieve significant gains in stockholder value and operating results.

      The Company intends to continue awarding options in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates. The following is a summary of the principal features of the 1998 Plan. The summary is qualified in its entirety by reference to the complete text of the 1998 Plan, as proposed to be amended. The proposed amendment to the 1998 Plan is set forth as Exhibit C to this Proxy Statement.

Description of the 1998 Plan

      The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 1998 Plan is 1,800,000 shares. The Plan Proposal would authorize the use of up to an additional 1,600,000 shares of the Company's common stock for a total of 3,400,000 shares being subject of the 1998 Plan. Shares issuable under the 1998 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

      Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), the Plan shall be administered by the Board of Directors of the Company (the "Board") or, a committee (the "Committee"). Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

      Options granted under the 1998 Plan may be "incentive stock options" ("Incentive Options") within the meaning of Section 422 of the Internal Revenue Code (the "Code") or stock options which are not incentive stock options ("Non-Incentive Options" and, collectively with Incentive Options, hereinafter referred to as "Options"). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Committee may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Committee may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee's lifetime, any incentive stock options granted under the Plan are personal to such optionee and are exercisable solely by such optionee.

      The Committee can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of
Non-Incentive Options, that additional forms of payment will be permitted. To the extent permitted by the Committee and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

            (a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Committee;

            (b) delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

            (c) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the Option exercise price.

      Upon a Change in Control of the Company, any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved.

      Options granted under the 1998 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Committee may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

      For federal income tax purposes, the grant to an optionee of a Non-Incentive Option will not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to tax withholding. The Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option. Upon the subsequent sale of the Common Stock received upon exercise of the Non-Incentive Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his or her tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

      For federal income tax purposes, neither the grant nor the exercise of an Incentive Option will constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an "incentive stock option" under Code ss.422. If an optionee does not dispose of the Common Stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee's hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

      The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

      The Board may amend, alter, suspend, discontinue or terminate the 1998 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 1998 Plan may materially impair the rights of any participant with respect to any Option granted before amendment without such participant's consent. Unless terminated earlier by action of the Board of Directors, the 1998 Plan shall continue to remain effective until such time no further awards may be granted and all awards under the 1998 are no longer outstanding.

Vote Required

      The affirmative vote of holders of a majority of the votes cast at the Annual Meeting is required for approval of the Amendment of the 1998 Stock Plan.

Recommendation of the Board of Directors

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT OF THE 1998 STOCK PLAN. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF THE PLAN PROPOSAL.

                                     GENERAL

      The Management of the Company does not know of any matters, other than those stated in this Proxy Statement, that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, proxies will be voted on those other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

      The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to stockholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or facsimile transmission. The Company does not expect to pay any compensation for the solicitation of proxies.

      A copy of the Company's Form 10-KSB for the fiscal year ended July 31, 2003 and the Company Quarterly Report on Form 10-QSB for the three month period ended October 31, 2003 as filed with the Securities and Exchange Commission, accompanies this Proxy Statement. Upon written request, the Company will provide each stockholder being solicited by this Proxy Statement with a free copy of any exhibits and schedules thereto. All such requests should be directed to Novadel Pharma Inc., 25 Minneakoning Road, Flemington, New Jersey 08822, Attn: Robert F. Schaul, Secretary.

      All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy in regard to items to be voted upon, stockholders may (i) vote in favor of, or FOR, the item, (ii) vote AGAINST the item or, (iii) ABSTAIN from voting on one or more items. Stockholders should specify their choices on the enclosed proxy. If no specific instructions are given with respect to the matters to be acted upon, the shares represented by the proxy will be voted FOR the election of all Directors, FOR the ratification the appointment of J.H.Cohn LLP as the Company's independent auditors for the fiscal year ending July 31, 2004, FOR the amendment of the Company's Certificate of Incorporation and FOR the amendment of the Company's 1998 Stock Plan.

Shareholder Proposals For 2005 Annual Meeting and General Communications

      Any stockholder proposals intended to be presented at the Company's 2005 Annual Meeting of Stockholders must be received by the Company at its office in Flemington, New Jersey on or before September 30, 2004 in order to be considered for inclusion in the Company's proxy statement and proxy relating to such meeting. The Company has received no stockholders nominations or proposals for the 2004 Annual Meeting.

      Shareholders may communicate their comments or concerns about any other matter to the Board of Directors by mailing a letter to the attention of the Board of Directors c/o the Company at its office in Flemington, New Jersey.

Voting of Proxies

      Proxies may be revoked by stockholders at any time prior to the voting thereof by giving notice of revocation in writing to the Secretary of the Company or by voting in person at the Annual Meeting. If the enclosed proxy is properly signed, dated and returned, the Common Stock represented thereby will be voted in accordance with the instructions thereon. If no instructions are indicated, the Common Stock represented thereby will be voted FOR the election of all the Directors, FOR the ratification of the appointment of J.H.Cohn LLP as the Company's independent auditors for the fiscal year ending July 31, 2004, FOR the amendment of the Company's Certificate of Incorporation and FOR the amendment of the Company's 1998 Stock Plan.

Revocability of Proxy

      Shares represented by valid proxies will be voted in accordance with instructions contained therein, or, in the absence of such instructions, in accordance with the Board of Directors' recommendations. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by attending the Annual Meeting and voting in person, by providing written notice of revocation of the proxy or by submitting a signed proxy bearing a later date. Any written notice of revocation should be sent to the attention of the Secretary of the Company at the address above. Any stockholder of the Company has the unconditional right to revoke his or her proxy at any time prior to the voting thereof by any action inconsistent with the proxy, including notifying the Secretary of the Company in writing, executing a subsequent proxy, or personally appearing at the Annual Meeting and casting a contrary vote. However, no such revocation will be effective unless and until such notice of revocation has been received by the Company at or prior to the Annual Meeting.

Method of Counting Votes

      Unless a contrary choice is indicated, all duly executed proxies will be voted in accordance with the instructions set forth on the proxy card. A broker non-vote occurs when a broker holding shares registered in street name is permitted to vote, in the broker's discretion, on routine matters without receiving instructions from the client, but is not permitted to vote without instructions on non-routine matters, and the broker returns a proxy card with no vote (the "non-vote") on the non-routine matter. Under the rules and regulations of the primary trading markets applicable to most brokers, both the election of directors and the ratification of the appointment of auditors are routine matters on which a broker has the discretion to vote if instructions are not received from the client in a timely manner. Abstentions will be counted as present for purposes of determining a quorum but will not be counted for or against the election of directors or the ratification of independent auditors. As to Item 1, the Proxy confers authority to vote for all of the six persons listed as candidates for a position on the Board of Directors even though the block in Item 1 is not marked unless the names of one or more candidates are lined out. The Proxy will be voted "For" Items 2, 3 and 4 unless "Against" or "Abstain" is indicated. If any other business is presented at the meeting, the Proxy shall be voted in accordance with the recommendations of the Board of Directors.

                                        By order of the Board of Directors


                                        Gary A. Shangold, M.D.
                                        President and Chief Executive
                                        Officer

February __, 2004

                               NOVADEL PHARMA INC.

        THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoint(s) Gary A. Shangold and Robert F. Schaul with the power of substitution and resubstitution to vote any and all shares of capital stock of Novadel Pharma Inc. (the "Company") which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on ______, 2004, at 10:00 A.M. local time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

1.    ELECTION OF DIRECTORS

      VOTE

      |_|   FOR ALL nominees list below EXCEPT as marked to the contrary below

      |_|   WITHHOLD AUTHORITY to vote for ALL nominees listed below

      (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee's name below.)

Gary A. Shangold, Robert F. Schaul, William F. Hamilton, Lawrence J. Kessel, Mark H. Rachesky and Charles Nemeroff

2. RATIFICATION OF THE APPOINTMENT OF J.H.COHN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR FISCAL YEAR 2004.

      |_|   FOR the ratification of the appointment of J.H.Cohn LLP

      |_|   WITHHOLD AUTHORITY

      |_|   ABSTAIN

3.    AMENDMENT OF THE CERTIFICATE OF INCORPORATION

      |_|   FOR the Amendment of the Certificate of Incorporation

      |_|   WITHHOLD AUTHORITY

      |_|   ABSTAIN

4.    AMENDMENT OF THE 1998 STOCK PLAN

      |_|   FOR the Amendment of the 1998 Stock Plan

      |_|   WITHHOLD AUTHORITY

      |_|   ABSTAIN

      THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR ELECTION OF THE SIX (6) NOMINEES NAMED IN ITEM 1, THE RATIFICATION OF THE APPOINTMENT OF J.H.COHN LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2004 IN ITEM 2, THE AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION IN ITEM 3 AND THE AMENDMENT OF THE 1998 STOCK PLAN IN ITEM 4.

      In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

      Please  mark,   sign  date  and  return  this  Proxy  promptly  using  the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NOVADEL PHARMA INC.

                                        Dated:
                                              ----------------------------------

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature if jointly owned:

                                        ----------------------------------------
                                        Print name:

      Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

             PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY

                            IN THE ENCLOSED ENVELOPE

         [EXHIBIT A - FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION]

                           CERTIFICATE OF AMENDMENT OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                               NOVADEL PHARMA INC.

      NOVADEL  PHARMA INC., a corporation  organized  and existing  under and by
virtue  of  the  General   Corporation   Law  of  the  State  of  Delaware  (the
"Corporation"), hereby certifies as follows:

      1. The name of the corporation is Novadel Pharma Inc.

      2. This Certificate of Amendment amends certain provisions of the Certificate of Incorporation of the Corporation and has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the directors and stockholders of the Corporation.

      3. Section 4.1 of Article Four shall be amended to read in its entirety as follows:

      4.1 Authorized Stock. The total number of shares of all classes of stock which the Corporation shall have authority to issue is one hundred and one million (101,000,000) shares, which are to be divided into two classes as follows:

            100,000,000 shares of Common Stock, par value $.001 per share; and 1,000,000 shares of Preferred Stock, par value $.001 per share.

      IN WITNESS WHEREOF, Novadel Pharma Inc. has caused this Certificate of Amendment to be signed by its President and Chief Executive Officer this [ ] day of March 2004.

                                        NOVADEL PHARMA INC.


                                        By: /s/
                                           -------------------------------------

               [EXHIBIT B - FORM OF AMENDMENT TO 1998 STOCK PLAN]

                               NOVADEL PHARMA INC.

                                 1998 STOCK PLAN

      This Novadel Pharma Inc. 1998 Stock Plan (the "1998 Plan") is hereby amended as follows:

      1. Section 3 of the 1998 Plan is amended by deleting the first sentence of
Section 3 in its entirety and replacing the following sentence in lieu thereof:

      SECTION 3. STOCK SUBJECT TO THE PLAN. Number of Shares. The total number of shares of Common Stock reserved and available for distribution under the Plan shall be 3,400,000 shares.

      2. Except as expressly amended hereby, the provisions of the Plan are and shall remain in full force and effect.

      3. This Amendment shall be effective immediately upon approval by the Company's Board of Directors and the stockholders of the Company.

                                        Adopted by the Board of Directors

                                        this _____ day of _____, 2004



                                        Approved by the Stockholders

                                        this _____ day of _____, 2004

                      [EXHIBIT C - AUDIT COMMITTEE CHARTER]

                         CHARTER OF THE AUDIT COMMITTEE
                          OF THE BOARD OF DIRECTORS OF
                               NOVADEL PHARMA INC.

The Board of Directors (the "Board") of NovaDel Pharma Inc. (the "Company") hereby adopts this Charter to establish the new governing principles of the Audit Committee.

1.    Role of the Audit Committee. The role of the Audit Committee is:

      1.1. To act, directly, to fulfill the responsibilities that are required of audit committees under the regulations of the Securities and Exchange Commission ("SEC") and the American Stock Exchange ("AMEX") or other stock exchange or stock market on which the Company's securities are traded or quoted ("other exchange");

      1.2. To oversee all material aspects of the Company's reporting, control and audit functions;

      1.3. To oversee the independence and performance of the registered public accounting firm which acts as the Company's independent auditors; and

      1.4. To provide a means for open communication between and among the Company's independent auditors, financial and senior management, the Audit Committee and the Board.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits, or to determine that the Company's financial statements are complete and accurate, or that they are in accordance with generally accepted accounting principles. The responsibility to plan and conduct audits is that of the Company's independent auditors. The Company's management has the responsibility to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. It is also not the duty of the Audit Committee to ensure the Company's compliance with laws and regulations. The primary responsibility for these matters also rests with the Company's management.

2.    Composition of the Audit Committee

      2.1. The Board shall designate the members of the Audit Committee at each annual organizational meeting of the Board, and the members shall serve until the next such meeting or until their successors are designated by the Board.

      2.2. All members of the Audit Committee shall satisfy the requirements for "independence" of a member of an audit committee under the regulations of the SEC and AMEX or other exchange. Each member of the Audit Committee shall be free of any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member. All Audit Committee members shall have a basic understanding of finance and accounting, and shall be able to read and understand financial statements at the time of their appointment. One member of the Committee shall have accounting or related financial management experience, and the Board shall use best efforts to assure that one member of the Audit Committee is an "audit committee financial expert" as that term is defined by SEC rules. In addition, the members of the Audit Committee shall meet any other requirements of the applicable regulations of the SEC and AMEX or other exchange.

3. Meetings of the Audit Committee. The Audit Committee shall meet at least four times annually, and more frequently as circumstances require. The Audit Committee, or the Chair of the Audit Committee, shall be responsible for meeting with the independent auditors to discuss the interim financial statements.

4. Responsibilities of the Audit Committee. The Audit Committee shall have the responsibilities set forth below with respect to:

      4.1.  The Company's Independent Auditors

           4.1.1. To appoint, oversee, and authorize the compensation of the registered public accounting firm which serves as the Company's independent auditors (referred to herein as the "independent auditors");

           4.1.2. To have sole authority to hire and fire the Company's independent auditors;

           4.1.3. To  approve  in  advance  any  audit  or  non-audit   services
                  provided by the Company's independent auditors;

           4.1.4. To actively engage in a dialogue with the independent auditors about any matter that may impact upon that firm's objectivity and independence, and to take any appropriate
                  action  to  oversee  the   independence   of  the  independent
                  auditors;

           4.1.5. On an annual basis, review and discuss all relationships the registered public accounting firm serving as independent auditors has with the Company in order to consider and evaluate the firm's continued independence. In connection with its review and discussions, the Committee shall: (i) ensure that the registered public accounting firm submits to the Committee a formal written statement (consistent with the PCAOB independence standards as then in effect) delineating all relationships and services that may impact the objectivity and independence of the firm; (ii) discuss with the registered public accounting firm any disclosed relationship, services or fees (audit and non-audit related) that may impact its objectivity and independence; and (iii) satisfy itself as to the registered public accounting firm's independence.

           4.1.6. To maintain a constructive and positive working relationship with the Company's independent auditors because of the ultimate responsibility of the independent auditors to the Audit Committee, as representatives of the shareholders;

           4.1.7. To make itself reasonably available to the independent auditors for discussion, and to provide sufficient opportunity for the independent auditors to meet with members of the Audit Committee without members of management present, to discuss, among other things, the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of each audit;

           4.1.8. To ensure that the Audit Committee receives annually from the registered public accounting firm which serves as the Company's independent auditors the information about all of the relationships between firm and the Company that independent auditors are required to provide to the Audit Committee;

           4.1.9. To obtain and review all reports required under the Exchange Act to be provided to the Audit Committee by the independent auditor, including, without limitation, reports on (i) all critical accounting policies and practices used by the
                  Company, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and (iii) all other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences

          4.1.10. To discuss with the independent auditors their qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be adopted by the Company, particularly about the degree of aggressiveness or conservatism of the Company's accounting principles and underlying estimates;

          4.1.11. To evaluate annually the effectiveness and objectivity of the Company's independent auditors.

      4.2.  The Company's Risk and Control Environment

           4.2.1. To discuss with the Company's management, independent auditors and financial management the integrity of the Company's financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks;

           4.2.2. In consultation with management and the independent auditors, to review and assess the adequacy of the Company's internal control over financial reporting and the procedures designed to ensure compliance with applicable laws;

           4.2.3. To  review   management's  report  on  internal  control  over
                  financial reporting that is required to be included in the Company's Annual Report of Form 10-K (or Form 10-KSB).

           4.2.4. To review the independent auditor's attestation to management's report on internal control over financial reporting included in the Annual Report on Form 10-K (or Form 10-KSB) evaluating the Company's internal control over financial reporting.

           4.2.5. Review and discuss any disclosures made by the Company's CEO and CFO to the Committee, as a result of their evaluation as of the end of each fiscal quarter of the effectiveness of the Company's disclosure controls and procedures and its internal control over financial reporting, indicating (i) any significant deficiencies in the design or operation of internal control and any material weaknesses in the Company's internal control, and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company's internal control over financial reporting.

           4.2.6. To investigate any matter brought to its attention within the scope of its role and responsibilities

      4.3.  The Company's Financial Reporting Process

           4.3.1. To oversee the Company's selection of and changes to its accounting policies;

           4.3.2. To establish the Company's policies with respect to the use of non-GAAP financial measures in financial reporting or public dissemination of financial information;

           4.3.3. To establish the company's policies with respect to engaging in and disclosure of off-balance sheet transactions;

           4.3.4. To meet with the Company's independent auditors and financial management, both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent auditors are required by generally accepted auditing standards to discuss with the Audit Committee, such as any significant changes to the Company's accounting policies, the integrity of the Company's financial reporting processes, and any proposed changes or improvements in financial, accounting or auditing practices;

           4.3.5. To review with the independent auditors and the Company's financial management the adequacy and effectiveness of the accounting and financial controls of the Company, and to elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures may be desirable;

           4.3.6. To  discuss  with  the  Company's  financial   management  and
                  independent auditors the Company's annual results and interim results before they are made public;

           4.3.7. To review and discuss with the Company's financial management and independent auditors the Company's audited financial statements and interim financial statements before they are made public; and

           4.3.8. To issue for public disclosure by the Company the report required by the rules of the SEC.

      4.4.  Other Matters

           4.4.1. To establish and review adherence to the Company's cash management and investment policies;

           4.4.2. To review and approve all of the Company's related-party transactions;

           4.4.3. To establish and maintain in place a mechanism for the confidential and anonymous submission by Company employees of complaints or concerns regarding the Company's accounting practices, and procedures for the receipt and treatment of such complaints or concerns;

           4.4.4. To adopt clear guidelines for the Company's hiring of any employees of the independent auditors who were previously engaged on the Company's account;

           4.4.5. To establish and review procedures within the time period required by applicable law for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting control or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters;

           4.4.6. To review and reassess the adequacy of this Charter on an annual basis;

           4.4.7. To report to the Board the matters discussed at each meeting of the Audit Committee; and

           4.4.8. To  retain,   at  the  Company's   expense,   special   legal,
                  accounting or other consultants or experts that the Audit Committee deems necessary in the performance of its duties.

5.    Compensation of Audit Committee

      5.1. Each member of the Audit Committee shall be compensated by the Company for his or her Board and Committee service, in the manner and at the rates established from time to time by the Board.

      5.2. The Company shall not provide any direct compensation for Audit Committee members except for their Board and Committee service, as authorized in Section 5.1.